UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 10, 2009
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 2.02 Results of Operations and Financial Condition.
On August 10, 2009, we issued a press release announcing our results of operations for the first quarter of 2010. The press release issued by us in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.
EBITDA
In our press release, we disclosed adjusted EBITDA of $53.0 million for the quarter ended June 30, 2009. EBITDA is a non-GAAP financial measure, as defined in Regulation G promulgated by the SEC. A reconciliation of both EBITDA and adjusted EBITDA, as defined to net income, is included in Exhibit 99.1.
EBITDA is defined as earnings before interest, income tax provision, depreciation and amortization, equity interests, and gains on extinguishment of debt and the sale of equity securities. Adjusted EBITDA represents EBITDA, as defined above, adjusted for stock based compensation, EBITDA attributable to non-controlling interest, and certain non-recurring charges. Stock based compensation represents compensation expenses associated with stock options, restricted share units and stock appreciation rights. Non-recurring charges represent legal and other professional fees associated with a shareholder activist matter. We believe EBITDA, as defined, and adjusted EBITDA, as defined, to be a meaningful indicators of our performance that provide useful information to investors regarding our financial condition and results of operations. Presentation of EBITDA, as defined, and adjusted EBITDA, as defined, are non-GAAP financial measures commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. While we consider EBITDA, as defined, and adjusted EBITDA, as defined, to be important measures of comparative operating performance, they should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with GAAP. EBITDA, as defined and adjusted EBITDA, as defined, do not reflect cash available to fund cash requirements. Not all companies calculate EBITDA, as defined or adjusted EBITDA, as defined, in the same manner and the measures, as presented, may not be comparable to similarly-titled measures presented by other companies.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 10, 2009
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2009	LIONS GATE ENTERTAINMENT CORP.
/s/ James Keegan
James Keegan
Chief Financial Officer